"EFFECTIVE DECEMBER 6,
2004 THE COMPANY'S NAME
HAS CHANGED FROM DURBAN
ROODEPOORT DEEP LIMITED
TO DRDGOLD LIMITED"
Exhibit A to Deposit Agreement
No.
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents one (1) deposited Share)
THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
WITHOUT PAR VALUE OF
DURBAN ROODEPOORT DEEP,
LIMITED
(INCORPORATED UNDER THE
LAWS OF THE REPUBLIC OF
SOUTH AFRICA)
The Bank of New York as
depositary (hereinafter called the
"Depositary"), hereby certifies that
, or registered assigns IS THE
OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited Ordinary
Shares (herein called "Shares") of
DURBAN ROODEPOORT DEEP,
LIMITED, incorporated under the
laws of the Republic of South Africa
(herein called the "Company").  At
the date hereof, each American
Depositary Share represents one (1)
Share which is either deposited or
subject to deposit under the deposit
agreement at ABSA Bank Ltd.,
Standard Bank, French Bank of
South Africa, First National Bank of
South Africa and Nedcor Bank
Limited, (herein collectively called
the "Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.
THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of August 12,
1996, as amended and restated as of
October 2, 1996, as further amended
and restated as of August 6, 1998
(herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and holders from time to
time of Receipts issued thereunder,
each of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of  such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called
"Deposited Securities").  Copies of
the Deposit Agreement are on file at
the Depositary's Corporate Trust
Office in New York City and at the
office of the Custodian.
The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF
SHARES.
Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates in the
name of the Owner hereof or as
ordered by him or by the delivery of
certificates properly endorsed or
accompanied by proper instruments
of transfer and (b) any other
securities, property and cash to
which such Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the option
of the Owner hereof, either at the
office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may  be
suspended  only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS
OF RECEIPTS.
The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to
pay any applicable transfer taxes and
the expenses of the Depositary and
upon compliance with such
regulations, if any, as the Depositary
may establish for such purpose.  This
Receipt may be split into other such
Receipts, or may be combined with
other such Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of Shares or  presentor of the Receipt
of a sum sufficient to reimburse it for
any tax or other governmental charge
and any stock transfer or registration
fee with respect thereto (including
any such tax or charge and fee with
respect to Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations  the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt.
The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by
the Depositary or the Company at
any time or from time to time
because of any requirement of law or
of any government or governmental
body or commission, or under any
provision of the Deposit Agreement
or this Receipt, or for any other
reason, subject to Article (22) hereof.
Without limitation of the foregoing,
the Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as
to such Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor are validly
issued, fully paid, nonassessable, and
free of any pre-emptive rights of the
holders of outstanding Shares and
that the person making such deposit
is duly authorized so to do.  Every
such person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act of 1933.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND
OTHER INFORMATION.
Any person presenting Shares
for deposit or any Owner of a
Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, or such information
relating to the registration on the
books of the Company or  the
Foreign Registrar, if applicable, to
execute such certificates and to make
such representations and warranties,
as the Depositary may deem
necessary or proper.  The Depositary
may withhold the delivery or
registration of transfer of any
Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the Republic
of South Africa which is then
performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued
(including, without limitation,
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the Receipts or Deposited
Securities or a distribution of
Receipts pursuant to Section 4.3 of
the Deposit Agreement), whichever
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the Deposit Agreement, (3)
such cable, telex and facsimile
transmission expenses as are
expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement, and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement
including, but not limited to Sections
4.1 through 4.4 thereof and (7) a fee
for the distribution of securities
pursuant to Section 4.2 of the
Deposit Agreement, such fee being
in an amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this clause
(7) treating all such securities as if
they were Shares), but which
securities are instead distributed by
the Depositary to Owners.
The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.
8.	LOANS AND
PRE-RELEASE OF
SHARES AND RECEIPTS.
Notwithstanding Section 2.3
of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2  of the
Deposit Agreement ("Pre-Release of
Receipts") and may deliver Shares
prior to the receipt and cancellation
of Receipts if the person to whom
such Shares are to be delivered is a
banking institution organized
pursuant to the laws of The Republic
of South Africa ("South African
Bank") ("Pre-Release of Shares").
(Pre-Release of Receipts and Pre-
Release of Shares are collectively
referred to herein as "Pre-Release").
The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such Pre-
Release or the Depositary knows that
such Receipt has been Pre-Released.
The Depositary may receive Receipts
in lieu of Shares in satisfaction of a
Pre-Release.  Each Pre-Release will
be (a) preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered ("Pre-Releasee")
that such Pre-Releasee, or its
customer, owns the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate and, in connection with
the Pre-Release of Shares, preceded
or accompanied by an unconditional
guaranty by the Pre-Releasee to
deliver Receipts for cancellation on
the same calendar day on which the
Shares are delivered to the Pre-
Releasee (or, if such Receipts are not
so delivered, to return the Shares),
(c) terminable by the Depositary on
not more than five (5) business days
notice, and (d) subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of American Depositary
Shares which are outstanding at any
time as a result of Pre-Releases will
not normally exceed thirty percent
(30%) of the Shares deposited under
the Deposit Agreement; provided,
however, that the Depositary
reserves the right to change or
disregard such limit from time to
time as it deems appropriate.
The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by
delivery with the same effect as in
the case of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission (hereinafter
called the "Commission").
Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary will also, upon written
request,  send to Owners of Receipts
copies of such reports when
furnished by the Company pursuant
to the Deposit Agreement.
The Depositary will keep
books for the registration of Receipts
and transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary will, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
to the Owners of Receipts entitled
thereto, provided, however, that in
the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owners of
the Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
Subject to the provisions of
Section 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
receives any distribution other than a
distribution described in Sections
4.1, 4.3 or 4.4 of the Deposit
Agreement, the Depositary will
cause the securities or property
received by it to be distributed to the
Owners of Receipts entitled thereto,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or if for
any other reason the Depositary
deems such distribution not to be
feasible, the Depositary may adopt
such method as it may deem
equitable and practicable for the
purpose of effecting such
distribution, including, but not
limited to, the public or private sale
of the securities or property thus
received, or any part thereof, and the
net proceeds of any such sale (net of
the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) shall be
distributed by the Depositary to the
Owners of Receipts entitled thereto
as in the case of a distribution
received in cash.
If any distribution consists of
a dividend in, or free distribution of,
Shares, the Depositary may and shall
if the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary will sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges, and
the Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
13.	CONVERSION OF
FOREIGN CURRENCY.
Whenever the Depositary
shall receive foreign currency, by
way of dividends or other
distributions or the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the foreign currency
so received can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted, by
sale or in any other manner that it
may determine, such foreign
currency into Dollars, and such
Dollars shall be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.
If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary is not convertible on a
reasonable basis into Dollars
transferable to the United States, or
if any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the reasonable opinion
of the Depositary is not obtainable,
or if any such approval or license is
not obtained within a reasonable
period as determined by the
Depositary, the Depositary may, but
if requested by the Owner shall,
distribute the foreign currency (or an
appropriate document evidencing the
right to receive such foreign
currency) received by the Depositary
to, or, if not so requested by the
Owner, in its discretion may hold
such foreign currency uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled to receive the same.
If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may, but if requested by
the Owner shall, distribute the
balance of the foreign currency (or
an appropriate document evidencing
the right to receive such foreign
currency) received by the Depositary
to, or, if not so requested by the
Owner, hold such balance uninvested
and without liability for interest
thereon for the respective accounts
of, the Owners entitled thereto.
14.	RIGHTS.
In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary shall have discretion as to
the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available in Dollars
to such Owners or, if by the terms of
such rights offering or, for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all Owners or to certain
Owners but not to other Owners, the
Depositary may distribute, to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit
Agreement, the Depositary will
make such rights available to such
Owner upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees of the
Depositary and any other charges as
set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.
If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the
fees of the Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.
The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to Owners or are
registered under the provisions of
such Act.  If an Owner of Receipts
requests distribution of warrants or
other instruments, notwithstanding
that there has been no such
registration under such Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
15.	RECORD DATES.
Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
of Receipts who shall be (i) entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting, and (b) a
statement that the Owners of
Receipts as of the close of business
on a specified record date will be
entitled, subject to any applicable
provision of South African law and
of the Articles of Association of the
Company, to instruct the Depositary
as to the exercise of the voting rights,
if any, pertaining to the amount of
Shares or other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that such instructions may
be given or deemed given in
accordance with the last sentence of
this paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose, the
Depositary shall endeavor in so far
as practicable to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
such American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner
to have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company
to vote such Deposited Securities,
provided, that no such instruction
shall be given with respect to any
matter as to which the Company
informs the Depositary as promptly
as practicable in writing that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.  There can be no
assurance that Owners generally or
any Owner in particular will receive
the notice described in the preceding
paragraph sufficiently prior to the
Instruction Date to ensure that the
Depositary will vote the Shares or
Deposited Securities in accordance
with the provisions set forth in the
preceding paragraph.
17.	CHANGES AFFECTING
DEPOSITED
SECURITIES.
In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent the new Deposited
Securities so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to
the following sentence.  In any such
case the Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a dividend
on the Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND
DEPOSITARY.
Neither the Depositary nor
the Company shall incur any liability
to any Owner or holder of any
Receipt, if by reason of any
provision of any present or future
law of the United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future, of the
Articles of Association of the
Company, or by reason of any act of
God or war or other circumstances
beyond its control, the Depositary or
the Company shall be prevented or
forbidden from or be subject to any
civil or criminal penalty on account
of doing or performing any act or
thing which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor shall
the Depositary or the Company incur
any liability to any Owner or holder
of a Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.1, 4.2, or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.4
of the Deposit Agreement, such
distribution or offering may not be
made available to Owners of
Receipts, and the Depositary may not
dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners, then the Depositary
shall not make such distribution or
offering, and shall allow any rights,
if applicable, to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
holders of Receipts, except that they
agree to perform their obligations
specifically set forth in the Deposit
Agreement without negligence or
bad faith.  The Depositary shall not
be subject to any liability with
respect to the validity or worth of the
Deposited Securities.  Neither the
Depositary nor the Company shall be
under any obligation to appear in,
prosecute or defend any action, suit,
or other proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be responsible for any failure to
carry out any instructions to vote any
of the Deposited Securities, or for
the manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Company agrees
to indemnify the Depositary, its
directors, employees, agents and
affiliates and any Custodian against,
and hold each of them harmless
from, any liability or expense
(including, but not limited to, the
fees and expenses of counsel) which
may arise out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified, or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of the negligence
or bad faith of either of them, or (ii)
by the Company or any of its
directors, employees, agents and
affiliates.  No disclaimer of liability
under the Securities Act of 1933 is
intended by any provision of the
Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written notice
of its election so to do delivered to
the Company, such resignation to
take effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by written
notice of such removal, effective
upon the appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute or
additional custodian or custodians.
20.	AMENDMENT.
The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company
and the Depositary in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after
the date of termination, the Owner of
a Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges, will be entitled to delivery,
to him or upon his order, of the
amount of Deposited Securities
represented by the American
Depositary Shares evidenced by such
Receipt.  If any Receipts shall
remain outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of Receipts,
shall suspend the distribution of
dividends to the Owners thereof, and
shall not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and
without liability for interest, for the
pro rata benefit of the Owners of
Receipts which have not theretofore
been surrendered, such Owners
thereupon becoming general
creditors of the Depositary with
respect to such net proceeds.  After
making such sale, the Depositary
shall be discharged from all
obligations under the Deposit
Agreement, except to account for
such net proceeds and other cash
(after deducting, in each case, the fee
of the Depositary for the surrender of
a Receipt, any expenses for the
account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification, charges,
and expenses.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
prevent the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act of 1933.




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DURBAN Form of receipt- exhibit A